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                                                                 Exhibit 10.25

        SCHEDULE TO FORM OF NHP FIRST SERIES SHORTFALL FUNDING AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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Facility                                                                                                   Collateral
Location                     Lessee                          Management Firm                               Account Deposits
--------                     ------                          ----------------                              ------------------
Akron, OH                    Elder Care Operators            Balanced Care at Akron, Inc.                   $110,000/$700,000
                             of Akron, LLC

Hilliard, OH                 Elder Care Operators            Balanced Care at Hilliard, Inc.                $110,000/$1,265,000
                             of Hilliard, LLC

Lakemont Farms, PA*          Elder Care Operators            Balanced Care at Lakemont Farms, Inc.          $110,000/$970,000
                             of Lakemont Farms, LLC

York, PA*                    Elder Care Operators            Balanced Care at York, Inc.                    $110,000/$660,000
                             of York, LLC

Bristol, TN                  Elder Care Operators            Balanced Care at Bristol, Inc.                 $110,000/$600,000
                             of Bristol, LLC

Murfreesboro, TN             Elder Care Operators            Balanced Care at Murfreesboro, Inc.            $110,000/$660,000
                             of Murfreesboro, LLC

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* Lessor is MLD Delaware Trust; in all others, it is Nationwide Health Properties, Inc.
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